UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. ___)

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Bit Digital, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On June 17, 2026, Bit Digital, Inc. (the “Company”) issued a press release announcing that its 2026 Annual General Meeting of Shareholders will be held on July 29, 2026 at 9:00 a.m. Eastern Time and that it has filed its Definitive Proxy Statement, as amended, with the U.S. Securities and Exchange Commission. A copy of the press release is attached hereto as Exhibit 1.

On June 17, 2026, the Company posted on X, a copy of which is attached hereto as Exhibit 2.

On June 17, 2026, the Company posted on LinkedIn, a copy of which is attached hereto as Exhibit 3.

About Bit Digital

Bit Digital, Inc. (Nasdaq: BTBT) is a publicly-listed Strategic Asset Company. The Company operates across three core verticals: a disciplined ETH accumulation program focused on long-term NAV per share growth, an AI/HPC infrastructure business through its subsidiary WhiteFiber, Inc. (Nasdaq: WYFI), and strategic acquisitions. Bit Digital is headquartered in New York, New York.

Important Shareholder Information

The Company will hold its Annual General Meeting of Shareholders (the “General Meeting”) on July 29, 2026. On June 8, 2026, the Company filed with the SEC a definitive proxy statement, as amended on June 16, 2026, in connection with the General Meeting and the solicitation of proxies (the “Proxy Statement”). The Company mailed the Proxy Statement and the accompanying form of proxy card to the Company’s shareholders on or about June 11, 2026. The Proxy Statement contains important information about the Company, the General Meeting and related matters.

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION.

The Proxy Statement and other relevant solicitation materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained by shareholders free of charge at the SEC’s web site at www.sec.gov. In addition, Bit Digital’s filings with the SEC, including the Proxy Statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from Bit Digital by directing a request to the Company at its main office at 31 Hudson Yards, Floor 11, New York, NY 10001. Such materials are also available at www.transhare.com/bitdigital.

Bit Digital and its directors and executive officers are deemed to be participants in the solicitation of proxies from Bit Digital’s shareholders in connection with the General Meeting. Information regarding Bit Digital’s directors and executive officers, including a description of their direct and indirect interests by security holdings, is contained in the Proxy Statement and in Bit Digital’s 2025 Annual Report on Form 10-K filed with the SEC on March 27, 2026 (the “Annual Report”).

Cautionary Statement

This letter may contain certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements regarding Bit Digital’s upcoming General Meeting; Bit Digital’s corporate governance measures and other statements regarding the future operation, direction and success of the Company’s business. Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, those risks set forth in the Annual Report under “Risk Factors” and in other reports subsequently filed with the SEC. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. Bit Digital undertakes no obligation to update any forward-looking statements, which speak only as of the date of this letter, except to the extent required by law.

Exhibit 1

Bit Digital Announces 2026 Annual General Meeting of Shareholders

NEW YORK, June 17, 2026 – Bit Digital, Inc. (Nasdaq: BTBT) (“Bit Digital” or the “Company”) today announced that its 2026 Annual General Meeting of Shareholders (“AGM”) will be held on July 29, 2026 at 9:00 a.m. Eastern Time and that it has filed its Definitive Proxy Statement with the U.S. Securities and Exchange Commission.

Shareholders of record as of April 30, 2026 are entitled to notice of, and to vote at, the Annual Meeting.

The Annual Meeting will be conducted both in person and virtually. Shareholders may access the virtual meeting here:

Annual Meeting Webcast

The Company’s Board of Directors unanimously recommends that shareholders vote FOR each of the proposals described in the Proxy Statement, and Bit Digital encourages all shareholders to vote as soon as possible.

Additional information regarding attendance, voting procedures and the matters to be considered at the Annual Meeting is available in the Proxy Statement on the Company’s investor relations website.

Shareholders who have questions or require assistance voting their shares may contact the Investor Relations team at ir@bit-digital.com.

About Bit Digital

Bit Digital, Inc. (Nasdaq: BTBT) is a publicly-listed Strategic Asset Company. The Company operates across three core verticals: a disciplined ETH accumulation program focused on long-term NAV per share growth, an AI/HPC infrastructure business through its subsidiary WhiteFiber, Inc. (Nasdaq: WYFI), and strategic acquisitions. Bit Digital is headquartered in New York, New York. For additional information, please contact ir@bit-digital.com or follow us on LinkedIn or X.

Important Shareholder Information

On June 8, 2026, the Company filed with the SEC a definitive proxy statement, as amended on June 16, 2026, in connection with the AGM and the solicitation of proxies (the “Proxy Statement”). The Company mailed the Proxy Statement and the accompanying form of proxy card to the Company’s shareholders on or about June 11, 2026. The Proxy Statement contains important information about the Company, the AGM and related matters.

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION.

The Proxy Statement and other relevant solicitation materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained by shareholders free of charge at the SEC’s web site at www.sec.gov. In addition, Bit Digital’s filings with the SEC, including the Proxy Statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from Bit Digital by directing a request to the Company at its main office at 31 Hudson Yards, Floor 11, New York, NY 10001. Such materials are also available at www.transhare.com/bitdigital.

Bit Digital and its directors and executive officers are deemed to be participants in the solicitation of proxies from Bit Digital’s shareholders in connection with the General Meeting. Information regarding Bit Digital’s directors and executive officers, including a description of their direct and indirect interests by security holdings, is contained in the Proxy Statement and in Bit Digital’s 2025 Annual Report on Form 10-K filed with the SEC on March 27, 2026 (the “Annual Report”).

Investor Notice

Investing in our securities involves risks worth considering before making an investment decision. All current and potential investors are advised to regularly review the risks, uncertainties and forward-looking statements described under “Risk Factors” in Item 1A of our Annual Report and any subsequently filed quarterly reports on Form 10-Q and any Current Reports on Form 8-K. If any material risks were to occur – including those not presently known to us or currently deemed immaterial – our business operations may be impaired, and our financial condition or operating results would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See “Safe Harbor Statement” below.

Safe Harbor Statement

This press release may contain certain “forward-looking statements” relating to the business of Bit Digital, Inc., and its subsidiary companies. All statements, other than statements of historical fact included herein are “forward-looking statements.” These forward-looking statements are often identified by the use of forward-looking terminology such as “believes,” “expects,” or similar expressions, involving known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s periodic reports that are filed with the Securities and Exchange Commission and available on its website at http://www.sec.gov. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Exhibit 2

Exhibit 3

Bit Digital | NASDAQ: BTBT
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ATTENTION BIT DIGITAL SHAREHOLDERS:

We've scheduled our 2026 Annual General Meeting of Shareholders for Wednesday, July 29th at 9:00 a.m. ET.

The meeting will be held both in-person and virtually. Shareholders of record as of April 30, 2026 are eligible to vote.

Our Board unanimously recommends voting FOR each of the proposals in the Proxy Statement. We encourage you to review the materials and cast your vote as soon as possible.

Additional information regarding attendance, voting procedures and the matters to be considered at the Annual Meeting is available in the Proxy Statement on the Company's investor relations website. For any additional questions, please reach out to our IR team at ir@bit-digital.com.

Join the webcast here: https://lnkd.in/gez9FDCq

Looking forward to your participation!

BIT DIGITAL
NASDAQ: BTBT
Annual General Meeting of Shareholders
Wednesday, July 29th @ 9:00am ET